Please file this Prospectus Supplement with your records.


                  STRONG ASSET ALLOCATION FUND
                    STRONG EQUITY INCOME FUND
                 STRONG AMERICAN UTILITIES FUND
                    STRONG TOTAL RETURN FUND
                  STRONG GROWTH AND INCOME FUND

          Supplement to Prospectus dated March 1, 1997


STRONG ASSET ALLOCATION FUND

The following portfolio management changes are effective immediately for the Strong Asset Allocation Fund (the "Fund"):

1. Mr. Rimas M. Milaitis will serve as the only portfolio manager of the equity portion of the Fund. Mr. Milaitis joined Strong Capital Management, Inc. in December of 1995. For the previous four years, he managed several conservative equity portfolios at Aon Advisors, Inc. ("AAI") in Chicago, Illinois. For two years prior to that, he served as an equity trader for AAI. Prior to working at AAI, Mr. Milaitis served as an equity portfolio assistant for three years to the Illinois State Board of Investment. He attended DePaul University, where he was awarded his M.B.A. in 1991 and Illinois State University where he received his B.S. degree in Economics in 1984.

2. Messrs. Bradley C. Tank and Jeffrey A. Koch will serve as the only portfolio managers of the bond and cash portions of the Fund. Information relating to the professional backgrounds of Messrs. Tank and Koch can be found on pages I-30 and I-31 of the Fund's prospectus.


          The date of this Prospectus Supplement is May 23, 1997.